UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           _____________________

                                 FORM 8-K

                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 28, 2004
                                                  ___________________________

                             PFS BANCORP, INC.
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)


Indiana                               000-33233                    35-2142534
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)


Second and Bridgeway Streets, Aurora, Indiana                           47001
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (812) 926-0631
                                                   __________________________

                              Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 240.14d-2(b))
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02   Results of Operations and Financial Condition
            _____________________________________________

     On October 28, 2004, PFS Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended September 30, 2004.

     For additional information, reference is made to the Company's press release dated October 28, 2004, which is included as Exhibit
99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01  Financial Statements and Exhibits
           _________________________________


      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ___________         ___________


     99.1                Press Release, dated October 28, 2004






















                                     2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PFS BANCORP, INC.



  Date: October 28, 2004        By:/s/Stuart M. Suggs
                                   _____________________________________
                                   Stuart M. Suggs
                                   Corporate Treasurer, Chief Operating
                                     Officer and Chief Financial Officer

                               EXHIBIT INDEX



Exhibit Number              Description
______________              ___________


99.1                        Press Release dated October 28, 2004